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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported): November 23, 1998


                          e.spire Communications, Inc.
           (formerly known as American Communications Services, Inc.)
             (Exact name of registrant as specified in its charter)


State of Delaware                    0-25314                  52-1947746
(State or other jurisdiction of    (Commission              (I.R.S. Employer
incorporation or organization)       File No.)              Identification No.)

133 National Business Parkway, Suite 200
Annapolis Junction, Maryland                                      20701
(Address of Principal Executive                                 (Zip Code)
Offices)

(301) 361-4200
(Registrant's telephone number,
including area code)


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Item 5.           Other Events.

On November 23, 1998, e.spire Communications, Inc. (NASDAQ: ESPI) issued a press release announcing that Anthony J. Pompliano, founder and current Chairman of the Board, will reassume his prior role as Chief Executive Officer on a full time basis. This action comes as a result of the resignation of Jack E. Reich as President, CEO and Director.

Item 7.           Financial Statements and Exhibits.

    (c)  Exhibits

Exhibit Number                                                         Reference

(99)     Additional Exhibits

         Press Release dated November 23, 1998 . . . .      .      Exhibit  99.1




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    e.spire Communications, Inc.
                                  By:

Date:  November 23, 1998             /s/ Riley M. Murphy
                                     -------------------
                                     Riley M. Murphy, Executive Vice President
                                     Legal and Regulatory Affairs and Secretary